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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934



                Date of Report (Date of earliest event reported)



                         March 30, 1999 (March 26, 1999)


                                  ABGENIX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)


      000-24207                                        94-3248826
      ---------                                        ----------
Commission File Number                   (I.R.S. Employer Identification Number)

                              7601 Dumbarton Circle
                            Fremont, California 94555
                            -------------------------
                    (Address of principal executive offices)

                                 (510) 608-6500
                                 --------------
              (Registrant's telephone number, including area code)


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                                  ABGENIX, INC.
                                    FORM 8-K
                                 MARCH 30, 1999


Item 5.   Other Events

     On March 26, 1999, Abgenix announced that it signed a research collaboration agreement with BASF Bioresearch Corporation. The press release has been filed as an exhibit to this Report on Form 8-K.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                       ABGENIX, INC.

Date:  March 30, 1999
                                       /s/ R. SCOTT GREER
                                       -------------------------------------
                                       R. Scott Greer
                                       President and Chief Executive Officer

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Item 7.  Financial Statements and Exhibits

     (c)  Exhibits (in accordance with Item 601 of Regulation S-K)

          99.1 Press Release of Abgenix regarding the signing of a research collaboration agreement with BASF Bioresearch Corporation.

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                                  ABGENIX, INC.

                               Report on Form 8-K
                              dated March 30, 1999


                                INDEX TO EXHIBITS


   EXHIBIT
   NUMBER                          EXHIBIT NAME
------------- -------------------------------------------------------------
    99.1      Press Release of Abgenix regarding the signing of a research collaboration agreement with BASF Bioresearch Corporation.